Note 10 - Intangible Assets	12 Months Ended
Jan. 31, 2013
Intangible Assets Disclosure [Text Block]
Note 10 - Intangible Assets

	January 31,	January 31,
	2013	2012
Cost
Customer agreements and relationships	51,820	40,851
Non-compete covenants	1,867	1,607
Existing technology	66,296	38,012
Trade names	4,164	4,115
	124,147	84,585
Accumulated amortization
Customer agreements and relationships	25,936	20,532
Non-compete covenants	1,235	1,052
Existing technology	22,402	13,380
Trade names	3,277	2,940
	52,850	37,904
	71,297	46,681

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. During 2013, additions to intangible assets primarily consisted of the acquisitions of Infodis, IES and Exentra, described in Note 3 to these consolidated financial statements. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $71.3 million over the following periods: $16.2 million for 2014, $14.0 million for 2015, $11.4 million for 2016, $9.7 million for 2017, $5.7 million for 2018 and $14.3 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates.

We write down intangible assets with a finite life to fair value when the related undiscounted cash flows are not expected to allow for recovery of the carrying value. Fair value of intangibles is determined by discounting the expected related future cash flows. No finite life intangible asset impairment has been identified or recorded in our consolidated statements of operations for any of the fiscal years presented.